Exhibit 99.1

Aerohive Networks Reports Third Quarter 2014 Financial Results

SUNNYVALE, CA — November 5, 2014 — Aerohive Networks® (NYSE: HIVE), a leader in controller-less Wi-Fi and cloud-managed mobile networking for the enterprise market, today announced financial results for its third quarter of 2014 ended September 30, 2014.

Financial Summary

Total revenue for the third quarter of 2014 was $35.3 million, an increase of 22%, compared with $29.0 million for the third quarter of 2013. Software subscriptions and service revenue was $4.6 million, or 13% of total revenue for the quarter, compared with $2.6 million, or 9% of total revenue for the third quarter of 2013.

For the third quarter of 2014, GAAP net loss was $7.4 million, compared with $8.1 million in the third quarter of 2013. GAAP gross margin was 67.6%, compared with 66.3% in the year-ago period. Non-GAAP net loss for the third quarter of 2014 was $4.5 million, compared with $5.9 million in the third quarter of 2013. Non-GAAP gross margin was 68.0%, compared with 66.5% in the year-ago period. A description of the non-GAAP calculations and a reconciliation to comparable GAAP financial measures are provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

“We are disappointed with our revenue for the third quarter, which was below our original expectation due to sales capacity and performance, particularly in our less-developed territories,” stated David Flynn, President and Chief Executive Officer. “We realize we need to improve our execution, and we are actively working to more consistently grow capacity with increased investments in hiring additional sales people, ramping our recently hired sales people, and developing our channel. We remain confident in our competitive differentiation and the potential to address a large and growing market opportunity.”

Conference Call Information

Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its third quarter 2014 results and outlook for its fourth quarter of 2014 at 2:00 pm Pacific Time today, November 5, 2014. The call may be accessed by dialing 1-888-461-2024 (toll free) or 1-719-325-2308 (international) and providing the passcode 6230678. A live audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com. An audio replay of the call may be accessed via dial-in at 1-888-203-1112 with the passcode 6230678 or by webcast on the Investor Relations section of Aerohive’s website at http://ir.aerohive.com.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued growth in 2014, including statements regarding our efforts and investments to increase capacity, hire and ramp additional sales personnel, develop our channel, and our expectations with respect to our competitive differentiation, potential to address our market opportunity, size of market opportunity and ability to improve our execution. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled sales personnel, in general and in specific regions, our ability to develop and expand our sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals targeted or demand for Aerohive products in particular, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of new products and services, risks associated with our growth, competitive pressures from existing and new companies, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products or international operations, our inability to protect Aerohive intellectual property or to predict or limit exposure to third party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a newly public company; and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Aerohive’s reported results include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin

•	non-GAAP operating expense and non-GAAP operating expense percentage

•	non-GAAP operating loss and non-GAAP operating loss percentage

•	non-GAAP net loss and non-GAAP net loss per share

The Company defines non-GAAP financial measures to exclude share-based compensation, amortization of acquired intangibles and the periodic fair value re-measurements related to convertible preferred stock warrants.

The Company has included non-GAAP financial measures in this press release because they are key measures used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain non-cash expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the dilutive impact of stock-based compensation, which is an ongoing expense for the Company;

•	although amortization is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP gross profit percentage, non-GAAP operating loss, non-GAAP operating loss percentage, non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements;

•	non-GAAP net loss and non-GAAP net loss per share do not reflect the periodic fair value re-measurements related to convertible preferred stock warrants; and

•	other companies, including companies in this industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

About Aerohive Networks

Aerohive (NYSE: HIVE) unleashes the power of enterprise mobility. Aerohive’s technology enables organizations of all sizes to use mobility to increase productivity, engage customers, and grow their business. Deployed in over 17,000 enterprises worldwide, Aerohive’s proprietary mobility platform takes advantage of the cloud and a distributed architecture to deliver unified, intelligent, simplified and cost-effective networks. Aerohive was founded in 2006 and is headquartered in Sunnyvale, Calif. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, join our community or become a fan on our Facebook page.

“Aerohive” is a registered trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:

The Blueshirt Group

Suzanne Schmidt or Melanie Solomon

(408) 769-6720

ir@aerohive.com

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AEROHIVE NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)
	September 30, 2014	December 31, 2013
ASSETS	(unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$106,237	$35,023
Accounts receivable, net of allowance for doubtful accounts of $156 and $158 as of September 30, 2014 and December 31, 2013, respectively	17,971	17,578
Inventory	9,488	6,817
Prepaid expenses and other current assets	2,408	4,949
Deferred cost of goods sold	1,175	1,427

Total current assets	137,279	65,794
Property and equipment, net	7,231	3,281
Goodwill	513	513
Intangible assets, net	27	149
Other assets	197	120

TOTAL ASSETS	$145,247	$69,857

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Accounts payable	$10,421	$10,802
Accrued liabilities	9,756	7,561
Debt, current portion	10,000	10,000
Deferred revenue, current portion	20,970	15,915

Total current liabilities	51,147	44,278
Debt, long-term portion	9,719	9,624
Convertible preferred stock warrant liability	—	3,903
Deferred revenue, non-current	21,877	14,655
Other liabilities	729	742

TOTAL LIABILITIES	83,472	73,202

STOCKHOLDERS’ EQUITY (DEFICIT):
Convertible preferred stock, par value of $0.001 per share, issuable in Series A, B, C, D and E — zero and 29,536,358 shares authorized as of September 30, 2014 and December 31, 2013, respectively; zero and 27,861,009 shares issued and outstanding as of September 30, 2014 and December 31, 2013, respectively	—	28
Preferred stock, par value of $0.001 per share — 25,000,000 and no shares authorized as of September 30, 2014 and December 31, 2013, respectively; no shares issued and outstanding as of September 30, 2014 and December 31, 2013	—	—
Common stock, par value of $0.001 per share — 500,000,000 and 52,800,000 shares authorized as of September 30, 2014 and December 31, 2013, respectively; 45,728,742 and 7,419,469 shares issued and outstanding as of September 30, 2014 and December 31, 2013, respectively	46	7
Additional paid-in capital	204,632	116,954
Accumulated deficit	(142,903)	(120,334)

Total stockholders’ equity (deficit)	61,775	(3,345)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$145,247	$69,857

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Operations

(unaudited; in thousands, except share and per share amounts)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenue:
Product	$30,776	$26,376	$89,358	$70,296
Software subscriptions and service	4,550	2,628	11,754	6,567

Total revenue	35,326	29,004	101,112	76,863
Cost of revenue (1):
Product	9,764	8,652	28,206	22,866
Software subscriptions and service	1,678	1,111	4,683	2,956

Total cost of revenue	11,442	9,763	32,889	25,822

Gross profit	23,884	19,241	68,223	51,041

Operating expenses:
Research and development (1)	7,544	6,510	20,515	18,941
Sales and marketing (1)	18,056	14,507	53,636	42,011
General and administrative (1)	5,224	4,858	15,196	12,673

Total operating expenses	30,824	25,875	89,347	73,625

Operating loss	(6,940)	(6,634)	(21,124)	(22,584)
Interest income	10	2	19	9
Interest expense	(458)	(141)	(1,382)	(342)
Other income (expense), net	95	(1,305)	154	(2,173)

Loss before income taxes	(7,293)	(8,078)	(22,333)	(25,090)
Income tax provision	(81)	(58)	(236)	(343)

Net loss	$(7,374)	$(8,136)	$(22,569)	$(25,433)

Net loss per share, basic and diluted	$(0.16)	$(1.17)	$(0.69)	$(3.80)

Weighted-average shares used in computing net loss per share, basic and diluted	45,606,694	6,975,540	32,803,436	6,697,890

(1) Includes stock-based compensation as follows:
Cost of revenue	$107	$17	$225	$37
Research and development	724	193	1,577	540
Sales and marketing	1,065	325	2,484	943
General and administrative	906	421	2,021	985

Total stock-based compensation expense	$2,802	$956	$6,307	$2,505

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited; in thousands)
	Nine Months Ended September 30,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(22,569)	$(25,433)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,766	1,064
Stock-based compensation	6,307	2,505
Amortization and write-off of debt discount and debt issuance cost	133	34
Re-measurement of convertible preferred stock warrant liability	(90)	2,003
Changes in operating assets and liabilities:
Accounts receivable, net	(393)	254
Inventory	(2,671)	1,316
Prepaid expenses and other current assets	(704)	(571)
Other assets	(116)	(426)
Accounts payable	1,392	1,212
Accrued liabilities	2,342	1,492
Other liabilities	(13)	306
Deferred revenue	12,276	9,821

Net cash used in operating activities	(2,340)	(6,423)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and intangible assets	(1,639)	(1,751)
Capitalized software development costs	(3,126)	—

Net cash used in investing activities	(4,765)	(1,751)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from initial public offering, net of underwriting discount	80,213	—
Payment of offering costs	(4,007)	—
Net proceeds from issuance of convertible preferred stock	—	9,943
Proceeds from exercise of convertible preferred stock warrants	907	692
Proceeds from exercise of vested stock options	1,206	1,027
Proceeds from early exercise of stock options, net of repurchases	—	814

Net cash provided by financing activities	78,319	12,476

Net increase (decrease) in cash and cash equivalents	71,214	4,302
Cash and cash equivalents — beginning of period	35,023	29,585

Cash and cash equivalents — end of period	$106,237	$33,887

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited; in thousands, except share and per share amounts)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Gross Profit Reconciliations:
GAAP gross profit	$23,884	$19,241	$68,223	$51,041
Stock-based compensation	$107	$17	$225	$37
Amortization of acquired intangible assets	$40	$40	$121	$121
Non-GAAP gross profit	$24,031	$19,298	$68,569	$51,199

Gross Margin Reconciliations:
GAAP gross margin	67.6%	66.3%	67.5%	66.4%
Stock-based compensation	0.3%	0.1%	0.2%	—
Amortization of acquired intangible assets	0.1%	0.1%	0.1%	0.2%
Non-GAAP gross margin	68.0%	66.5%	67.8%	66.6%

Operating Expenses Reconciliations:
GAAP research and development	$7,544	$6,510	$20,515	$18,941
Stock-based compensation	(724)	(193)	(1,577)	(540)
Non-GAAP research and development	$6,820	$6,317	$18,938	$18,401

GAAP sales and marketing	$18,056	$14,507	$53,636	$42,011
Stock-based compensation	(1,065)	(325)	(2,484)	(943)
Non-GAAP sales and marketing	$16,991	$14,182	$51,152	$41,068

GAAP general and administrative	$5,224	$4,858	$15,196	$12,673
Stock-based compensation	(906)	(421)	(2,021)	(985)
Non-GAAP general and administrative	$4,318	$4,437	$13,175	$11,688

GAAP operating expenses	$30,824	$25,875	$89,347	$73,625
Stock-based compensation	(2,695)	(939)	(6,082)	(2,468)
Non-GAAP operating expenses	$28,129	$24,936	$83,265	$71,157

Operating Expenses Percentage Reconciliations:
GAAP research and development percentage	21.3%	22.5%	20.2%	24.6%
Stock-based compensation	(2.0)%	(0.7)%	(1.5)%	(0.7)%
Non-GAAP research and development percentage	19.3%	21.8%	18.7%	23.9%

GAAP sales and marketing percentage	51.1%	50.0%	53.1%	54.7%
Stock-based compensation	(3.0)%	(1.1)%	(2.5)%	(1.2)%
Non-GAAP sales and marketing percentage	48.1%	48.9%	50.6%	53.5%

GAAP general and administrative percentage	14.8%	16.7%	15.0%	16.5%
Stock-based compensation	(2.6)%	(1.4)%	(2.0)%	(1.3)%
Non-GAAP general and administrative percentage	12.2%	15.3%	13.0%	15.2%

GAAP operating expenses percentage	87.2%	89.2%	88.3%	95.8%
Stock-based compensation	(7.6)%	(3.2)%	(6.0)%	(3.2)%

Non-GAAP operating expenses percentage	79.6%	86.0%	82.3%	92.6%

Operating Loss Reconciliations:
GAAP operating loss	$(6,940)	$(6,634)	$(21,124)	$(22,584)
Stock-based compensation	2,802	956	6,307	2,505
Amortization of acquired intangible assets	40	40	121	121
Non-GAAP operating loss	$(4,098)	$(5,638)	$(14,696)	$(19,958)

Operating Loss Percentage Reconciliations:
GAAP operating loss percentage	(19.6)%	(22.9)%	(20.9)%	(29.4)%
Stock-based compensation	7.9%	3.4%	6.3%	3.3%
Amortization of acquired intangible assets	0.1%	0.1%	0.1%	0.1%
Non-GAAP operating loss percentage	(11.6)%	(19.4)%	(14.5)%	(26.0)%

Net Loss Reconciliations:
GAAP net loss	$(7,374)	$(8,136)	$(22,569)	$(25,433)
Stock-based compensation	2,802	956	6,307	2,505
Amortization of acquired intangible assets	40	40	121	121
Periodic re-measurement of convertible preferred stock warrants	—	1,200	(90)	2,003
Non-GAAP net loss	$(4,532)	$(5,940)	$(16,231)	$(20,804)

Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share
Weighted average shares used in computing non-GAAP basic and diluted net loss per share	45,606,694	6,975,540	32,803,436	6,697,890

Earnings Per Share Reconciliations:
Basic and diluted net loss per share on a GAAP basis	$(0.16)	$(1.17)	$(0.69)	$(3.80)
Stock-based compensation	0.06	0.14	0.20	0.37
Amortization of acquired intangible assets	—	0.01	—	0.02
Periodic re-measurement of convertible preferred stock warrants	—	0.17	—	0.30
Basic and diluted net loss per share on a Non-GAAP basis	$(0.10)	$(0.85)	$(0.49)	$(3.11)